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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  APRIL 27, 2001



                               CLECO CORPORATION
             (Exact name of registrant as specified in its charter)



          LOUISIANA                 1-15759                  72-1445282
       (State or other        (Commission File Number)     (IRS Employer
         jurisdiction                                    Identification No.)
       of incorporation)





             2030 DONAHUE FERRY ROAD
              PINEVILLE, LOUISIANA                    71360
      (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code:  318/484-7400
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ITEM 5.   OTHER EVENTS

          April 27, 2001, Cleco Corporation (the Company) issued a press release announcing a two for one stock split of its common stock.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

                 Exhibit No.                     Description
                 ----------                      -----------
                    99.1             Press release issued by the Company dated
                                     April 27, 2001.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CLECO CORPORATION



Date:  April 30, 2001             By: /s/ R. Russell Davis
                                     ----------------------
                                      Name:  R. Russell Davis
                                      Title: Vice President and Controller
                                             (Principal Accounting Officer)

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